Reporting Entity	12 Months Ended
Mar. 31, 2025
Reporting Entity
Reporting Entity

1. Reporting Entity

OKYO Pharma Limited (the “Company” or “OKYO”) is a company domiciled in Guernsey and listed on the main market on the NASDAQ Capital Market (NASDAQ: OKYO). The Company was previously dual listed with a standard listing on the main market of the London Stock Exchange (LSE: OKYO) until May 22, 2023 when it delisted from the standard segment of the main market of the London Stock Exchange.

The Company is dedicated to developing an innovative treatment for neuropathic corneal pain and dry eye disease. Through its proprietary chemerin peptide, urcosimod (formally known as OK-101), the Company aims to provide targeted therapy that not only alleviates pain but also controls inflammation, while enhancing ocular residence time for more effective, lasting relief.

The ultimate parent of the group is Panetta Partners Limited, incorporated in the British Virgin Islands.